Exhibit (a)(1)(ii)

                              Letter of Transmittal
                              ---------------------
               To Tender Shares of Common Stock, $0.125 Par Value
                                       of
                        FARMERS CAPITAL BANK CORPORATION
                        Pursuant to its Offer to Purchase
                               Dated July 19, 2007

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   The Tender Offer (the "Offer"), the Proration Period and Withdrawal Rights
 expire at 12:01 a.m. (Eastern Daylight Savings Time), on Thursday, August 16,
                    2007, unless we extend our Tender Offer.
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                        The Depositary for the Offer is:

                 [LOGO] American Stock Transfer & Trust Company

         If delivering by mail:                If delivering by hand or courier:
         ----------------------                ---------------------------------

       American Stock Transfer &                   American Stock Transfer &
     Trust Company Operations Center            Trust Company Operations Center
    Attn: Reorganization Department             Attn: Reorganization Department
             P.O. Box 2042                             6201 15th Avenue
     New York, New York 10272-2042                 Brooklyn, New York 11219

      Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

2004 Employee Stock Purchase Plan. Do NOT use this Letter of Transmittal to tender shares of common stock held in our 2004 Employee Stock Purchase Plan; instead, you must use the separate Agent Plan Administrator Direction Form sent to participants in that plan.

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                  Name(s) and Address of Registered Holder(s)
   If there is any error in the name or address shown below, please make the necessary corrections


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You should use this Letter of Transmittal only if:
o     You are tendering physical certificates,
o You are causing the shares of our common stock ("Shares") to be delivered by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase, or
o You intend to deliver certificates for your Shares under a notice of guaranteed delivery previously sent to the Depositary. You must use a notice of guaranteed delivery and comply with the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase if you desire to tender your Shares pursuant to the Offer, but you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Time (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis. See Instruction 2.

---------------------------------------------------------------------------------------------------------------------------------
                                                 Description of Shares Tendered
---------------------------------------------------------------------------------------------------------------------------------
          Name(s) and Address(es) of Registered Holder(s)
                 (Please fill in exactly as name(s)                                        Shares Tendered
                 appear(s) on Share Certificate(s))                             (Attach additional list if necessary)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total Number
                                                                                              of Shares           Number of
                                                                        Certificate         Represented by          Shares
                                                                         Number(s)*         Certificate(s)        Tendered**
                                                                    -------------------------------------------------------------

                                                                    -------------------------------------------------------------

                                                                    -------------------------------------------------------------

                                                                    -------------------------------------------------------------

                                                                    -------------------------------------------------------------

                                                                    -------------------------------------------------------------

                                                                       Total Shares
---------------------------------------------------------------------------------------------------------------------------------

*     Need not be completed if Shares are tendered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

                     Order of Purchase in Event of Proration

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, in the event that less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 4.


1st: _________________       2nd: _________________       3rd: _________________


4th: _________________       5th: _________________

         Price (In Dollars) Per Share at which Shares Are Being Tendered

Check only ONE box. If more than one box is checked, or if no box is checked, there is no valid tender of Shares.

A. Shares Tendered at Price Determined Pursuant to the Tender Offer (See Instruction 5)

|_| By checking this box, the undersigned desires to maximize the chance of having Farmers Capital purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box INSTEAD OF ONE OF THE PRICE BOXES BELOW under the caption "Shares Tendered at Price Determined by Shareholder", the undersigned hereby tenders Shares and is willing to accept the purchase price determined by Farmers Capital pursuant to the Offer. The undersigned should understand that this election may lower the purchase price and could result in the tendered Shares being purchased at the minimum price of $31.00 per Share. -- OR --

B. Shares Tendered at Price Determined by Shareholder (See Instruction 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE under "Shares Tendered at Price Determined Pursuant to the Tender Offer," the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the purchase price for the Shares is less than the price checked. If the purchase price for the Shares is equal to or greater than the price checked, then the Shares purchased by Farmers Capital will be purchased at the purchase price. A shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn).

      Price (In U.S. Dollars) Per Share At Which Shares Are Being Tendered

|_| $31.00       |_| $32.00       |_| $33.00        |_| $33.75       |_| $34.50
|_| $31.25       |_| $32.25       |_| $33.25        |_| $34.00       |_| $34.75
|_| $31.50       |_| $32.50       |_| $33.50        |_| $34.25       |_| $35.00
|_| $31.75       |_| $32.75

    Lost Certificates, Book-Entry Transfer and Notice of Guaranteed Delivery

If you have Lost Shares Certificates or are delivering Shares by Book-Entry Transfer or are delivering Shares pursuant to a previous Notice of Guaranteed Delivery, then check and complete the appropriate section below.

|_| Lost Certificate. I have lost my share certificate(s) for ____________________________ Shares and have requested assistance in replacing the Shares. I understand that this Letter of Transmittal and re lated documents cannot be processed by the Depositary until I have completed the procedures required by the trans fer agent to replace my lost certificates. (See Instruction 15.)

|_| Notice of Guaranteed Delivery. Check here if you are delivering tendered Shares pursuant to a Notice of Guaranteed Delivery that you previously sent to the Depositary and complete the following:


      Name(s) of Tendering Shareholder(s): _____________________________________


      Date of Execution of Notice of Guaranteed Delivery: ______________________


      Name of Institution which Guaranteed Delivery: ___________________________

|_| Book-Entry Transfer. Check here if you are a financial institution that is a participating institution in the Book-Entry Transfer Facility's system and you are delivering the tendered Shares by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility, and complete the following:


      Name of Tendering Institution: ___________________________________________


      Account No.: _____________________________________


      Transaction Code No.: ____________________________

                                    Odd Lots
                               (See Instruction 6)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.

            On the date hereof, the undersigned either (check ONE box):

      |_| is the beneficial or record owner of an aggregate of fewer than 100 Shares (not including any Shares held in Farmers Capital Employee Stock Purchase Plan) and is tendering all of those Shares; or

      |_| is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

            In addition, the undersigned is tendering Shares (check ONE box):

      |_| at the purchase price, which will be determined by Farmers Capital in accordance with the terms of the tender offer (persons checking this box should check the box above under the heading "Shares Tendered at Price Determined Pursuant to the Tender Offer"); or

      |_| at the price per Share indicated above under the heading "Shares Tendered at Price Determined by Shareholder."

                               Conditional Tender
                              (See Instruction 16)

A tendering shareholder may condition his or her tender of Shares upon Farmers Capital purchasing a specified minimum number of the Shares tendered, as described in Section 6 of the Offer to Purchase. Unless Farmers Capital purchases at least the minimum number of Shares you indicate below pursuant to the terms of the Offer, Farmers Capital will not purchase any of the Shares tendered below. It is the tendering shareholder's responsibility to calculate that minimum number, and we urge each shareholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of Shares that Farmers Capital must purchase from you if Farmers Capital purchases any Shares from you, Farmers Capital will deem your tender unconditional.

      |_| The minimum number of Shares that Farmers Capital must purchase from me if Farmers Capital purchases any Shares from me, is:
            _______________Shares.

If, because of proration, Farmers Capital will not purchase the minimum number of Shares from you that you designate, Farmers Capital may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her Shares. To certify that you are tendering all of the Shares you own, check the box below:

      |_|   The tendered Shares represent all Shares held by the undersigned.

                          Special Payment Instructions
                        (See Instructions 1, 8, 9 and 10)

      To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than the account designated above.

      |_|   Issue Check to:            |_|   Issue Share certificate(s) to:


         Name(s):  _________________________________________________


         Address:  _________________________________________________


                   _________________________________________________


         Taxpayer Identification No.  ___________________
         Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:


         Account Number: ________________________

                          Special Delivery Instructions
                        (See Instructions 1, 8, 9 and 10)

      To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

      |_|   Deliver Check to:          |_|   Deliver Share certificate(s) to:


         Name(s): _________________________________________________


         Address: _________________________________________________


         Signature: ________________________________________________

Ladies and Gentlemen:

      The undersigned hereby tenders to Farmers Capital Bank Corporation, a Kentucky corporation ("Farmers Capital"), the above-described shares of Farmers Capital common stock, par value $0.125 per share (the "Shares"). The tender of the Shares is being made at the price per share indicated in this Letter of Transmittal, net to the tendering shareholder in cash, without interest, on the terms and subject to the conditions set forth in this Letter of Transmittal and in Farmers Capital's Offer to Purchase, dated July 19, 2007 (the "Offer to Purchase"), receipt of which is hereby acknowledged.

      Subject to and effective upon acceptance for payment of, and payment for, Shares tendered with this Letter of Transmittal in accordance with the terms of the tender offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Farmers Capital all right, title and interest in and to all of the Shares tendered hereby which are so accepted and paid for; (2) orders the registration of any Shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Farmers Capital; and (3) appoints American Stock Transfer & Trust Company (the "Depositary") as attorney-in-fact of the undersigned with respect to such Shares, with the full knowledge that the Depositary also acts as the agent of Farmers Capital, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

      (a) deliver certificates for Shares, or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Farmers Capital, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares;

      (b) present certificates for such Shares for cancellation and transfer on Farmers Capital's books; and

      (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

      The undersigned understands that Farmers Capital will, upon the terms and subject to the conditions of the tender offer, determine a single per Share price, not greater than $35.00 nor less than $31.00 per Share, which it will pay for Shares validly tendered and not validly withdrawn pursuant to the tender offer, after taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that Farmers Capital will select the lowest purchase price that will allow it to purchase 550,000 Shares or, if a lesser number of Shares is validly tendered and not validly withdrawn, all such Shares that are validly tendered and not validly withdrawn. The undersigned further understands that Farmers Capital reserves the right to purchase more than 550,000 Shares pursuant to the tender offer, subject to the limitations and legal requirements as set forth in the Offer to Purchase.

      Farmers Capital will purchase all Shares validly tendered at or below the purchase price and not validly withdrawn, subject to the conditions of the tender offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. The undersigned understands that all shareholders whose Shares are purchased by Farmers Capital will receive the same purchase price for each Share purchased in the tender offer.

      The undersigned hereby covenants, represents and warrants to Farmers Capital that:

      (a) the undersigned has a net long position in the Shares at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act;

      (b) has full power and authority to tender, sell, assign and transfer the Shares tendered hereby;

      (c) when and to the extent Farmers Capital accepts the Shares for purchase, Farmers Capital will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Shares will not be subject to any adverse claims or rights;

      (d) the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Farmers Capital to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and accepted for purchase; and

      (e) the undersigned has read and agrees to all of the terms of the tender offer.

      The undersigned understands that tendering of Shares under any one of the procedures described in Section 4 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and Farmers Capital upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will Farmers Capital pay interest on the purchase price.

      The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Farmers Capital may terminate or amend the tender offer, or may postpone the acceptance for payment of, or the payment for, Shares tendered, or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

      The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

      Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any certificates for Shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the aggregate purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/ or return any certificates for Shares not tendered or not purchased in the name(s) of, and mail the check and any certificates to, the person(s) so indicated.

      The undersigned recognizes that Farmers Capital has no obligation, under the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if Farmers Capital purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

      All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                    IMPORTANT
                         SHAREHOLDER(S) PLEASE SIGN HERE
                   (Complete Accompanying Substitute Form W-9)


Signature of Shareholder(s): ___________________________________________________


Dated: _______________________, 2007

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 8.)


Name: __________________________________________________________
                         (Please Type or Print)


Capacity: __________________________________________________________


Address: __________________________________________________________


         __________________________________________________________
                           (Include Zip Code)


Area Code and Telephone Number: _______________________________________


Taxpayer Identification or Social Security No.: ______________________________

                               SIGNATURE GUARANTEE
                    (If Required - See Instructions 1 and 8)


Authorized Signature: ______________________________________________


Name: __________________________________________________________
                         (Please Type or Print)


Title: ________________________________________________________________


Address: __________________________________________________________


         __________________________________________________________
                           (Include Zip Code)


Area Code and Telephone Number: _________________________________________


Dated: __________________________________________________________

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

      If you participate in Farmers Capital's Employee Stock Purchase Plan, you must not use this Letter of Transmittal to direct the tender of the Shares attributable to your account. Instead, you must use the separate Agent Plan Administrator Direction Form sent to participants in the 2004 Employee Stock Purchase Plan. You should read the separate tender instruction forms and related materials carefully.

      1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is an "Eligible Guarantor Institution" as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934 (an "Eligible Institution"). Eligible Institutions include participants in the Securities Transfer Agents Medallion Program. Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 10. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and those signatures on these documents may also need to be guaranteed. See Instruction 8.

      2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. You should use this Letter of Transmittal only if you are forwarding certificates with this Letter of Transmittal or causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 4 of the Offer to Purchase. In order for you to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal or an Agent's Message (as defined below) in connection with book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Time (as defined in the Offer to Purchase).

      Agent's Message. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Farmers Capital may enforce such agreement against that participant.

      Guaranteed Delivery. If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Time or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure:

      (a) such tender must be made by or through an Eligible Institution;

      (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Farmers Capital must be received by the Depositary by the Expiration Time, specifying the price at which Shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

      (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent's Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

      The method of delivery of all documents, including share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      Except as specifically permitted by Section 6 of the Offer to Purchase, Farmers Capital will not accept any alternative, conditional or contingent tenders, nor will it purchase fractional Shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the Shares.

      3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, then you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

      4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the column "Number of Shares Tendered" in the section entitled Description of Shares Tendered. In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the Shares will be credited to the appropriate account maintained by the tendering shareholder at the Book-Entry Transfer Facility. In each case, Shares will be returned or credited without expense to the shareholder.

      5. Indication of Price at Which Shares Are Being Tendered. In order to validly tender by this Letter of Transmittal, you must either:

      (a) check the box under "Shares Tendered at Price Determined Pursuant to the Tender Offer" OR

      (b) check the box indicating the price per Share at which you are tendering Shares, under "Shares Tendered at Price Determined by Shareholder."

      By checking the box under "Shares Tendered at Price Determined Pursuant to the Tender Offer" you agree to accept the purchase price resulting from the Offer process, which may be as low as $31.00 or as high as $35.00 per Share. By checking a box under "Shares Tendered at Price Determined by Shareholder," you acknowledge that doing so could result in none of the Shares being purchased if the purchase price for the Shares is less than the price that you checked.

      YOU MUST CHECK ONLY ONE BOX UNDER THE SECTION "PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.". If you check more than one box or no boxes, then you will not be deemed to have validly tendered your Shares. If you wish to tender portions of your Share holdings at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares at more than one price (unless you previously tendered and withdrew those Shares, as provided in Section 5 of the Offer to Purchase).

      6. Odd Lots. As described in Section 1 of the Offer to Purchase, if Farmers Capital purchases less than all Shares tendered and not withdrawn before the Expiration Time, the Shares purchased first will consist of all Shares tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares and who tenders all of such Shares at or below the purchase price selected by Farmers Capital. Even if you otherwise qualify for such "odd lot" preferential treatment, you will not receive such preferential treatment unless you complete the section captioned "Odd Lots."

      7. Order of Purchase in Event of Proration. Shareholders may specify the order in which their Shares are to be purchased in the event that as a result of the proration provisions or otherwise, Farmers Capital purchases some but not all of the tendered Shares pursuant to the terms of the Offer. The order of purchase may have an effect on the United States federal income tax treatment of the purchase for the Shares purchased. See Sections 1, 6 and 13 of the Offer to Purchase.

      8. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

      (a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      (b) Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      (c) Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      (d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

      9. Stock Transfer Taxes. Except as provided in this Instruction 9, Farmers Capital will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however:

      (a) payment of the purchase price is to be made to any person other than the registered holder(s);

      (b) certificate(s) for Shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such Shares; OR

      (c) tendered certificates for Shares are registered in the name of any person(s) other than the name of the person(s) signing this Letter of Transmittal,

then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted with this Letter of Transmittal.

      10. Special Payment and Delivery Instructions. If any of the following conditions holds:

      (a) check(s) for the purchase price of any Shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal; or

      (b) check(s) for the purchase price of any Shares are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

      (c) certificates for any Shares not tendered or not purchased are to be returned to and in the name of a person other than the person(s) signing this Letter of Transmittal,

then, in each such case, you must complete the boxes captioned "Special Delivery Instructions" and/or "Special Payment Instructions" as applicable on this Letter of Transmittal and make sure that the signatures are guaranteed as described in Instructions 1 and 8.

      11. Federal Income Tax Withholding. Under the federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder must provide the Depositary with such shareholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth above.

      In general, if a shareholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder pursuant to the Offer may be subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements (but may be subject to other tax withholding requirements described below). In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary.

      For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 set forth below.

      Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

      NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON PART 3 OF THE SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      Under certain circumstances, as more fully described in Section 13 of the Offer to Purchase under the caption "United States Federal Income Tax Consequences," Farmers Capital will be required to withhold U.S. federal income tax at a rate of 30% from such gross proceeds paid to a foreign shareholder or his agent. Please refer to Section 13 of the Offer to Purchase under the caption "United States Federal Income Tax Consequences" for a description of when a foreign shareholder is subject to withholding.

      If federal income tax withholding is applicable, in order to obtain a reduced rate of withholding or exemption from withholding under a tax treaty, a foreign shareholder must deliver to the Depositary, before the payment, a properly completed and executed statement claiming such an exemption or reduction. Such statements can be obtained from the Depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly executed statement claiming such an exemption. Such statements can be obtained from the Depositary. Foreign shareholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

      12. Irregularities. All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Farmers Capital in its reasonable discretion. Farmers Capital reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Farmers Capital's counsel, be unlawful. Farmers Capital also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and any such defect or irregularity so waived shall be waived for all shareholders. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Farmers Capital shall determine. None of Farmers Capital, the Dealer Manager, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

      13. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

      14. Stock Option Plans. If you hold vested options in Farmers Capital's stock option plan, then you must exercise such vested options by paying the cash exercise price and receiving Shares which you may then tender by following the instructions set forth in the Offer to Purchase and this Letter of Transmittal.

      15. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate or certificates for part or all of your Shares have been lost, stolen, destroyed or mutilated, you should call American Stock Transfer & Trust Company, as Transfer Agent, at 800-937-5449 regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

      16. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased. If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

      As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether Farmers Capital accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares that you designate will not be purchased, Farmers Capital may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, Farmers Capital will limit its purchase in each case to the designated minimum number of Shares.

      All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. If you are an "odd lot" holder and you tender all of your Shares, you cannot conditionally tender since your Shares will not be subject to proration. Each shareholder is urged to consult his or her own tax advisor.

      This Letter of Transmittal, properly completed and duly executed, together with certificates representing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 12:01 a.m. (Eastern Daylight Savings Time) on Thursday, August 16, 2007 (or such later date or time to which the expiration of the Offer is extended), or the tendering shareholder must comply with the procedures for guaranteed delivery.

            This form must be completed by all tendering U.S. holders

See Sections 3 and 13 in the Offer to Purchase, Instruction 11 in this Letter of
     Transmittal and the enclosed Guidelines for Certification of Taxpayer
               Identification Number on this Substitute Form W-9

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                 TAX PAYER'S NAME:
----------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                                 Part 1--Taxpayer Identification
                                           Number--PROVIDE YOUR TAXPAYER IDENTIFICATION            Social Security Number
Form W-9                                   NUMBER ("TIN") IN THE BOX AT RIGHT AND
                                           CERTIFY BY SIGNING AND DATING BELOW.                    _ _ _ - _ _ -_ _ _ _
Department of the Treasury
Internal Revenue Service                   If you do not have a TIN, see the enclosed                       OR
                                           Guidelines for information on obtaining a
Payer's Request for                        Number. If you are awaiting (or will soon          Employer Identification Number
Taxpayer Identification                    apply for) a TIN, check the box in Part 2.
Number and Certification                                                                            _ _ - _ _ _ _ _ _ _
----------------------------------------------------------------------------------------------------------------------------------
                                           Part 2--Awaiting TIN |_|    Exempt |_|
----------------------------------------------------------------------------------------------------------------------------------
                                           Part 3--Certification--    Under penalties of perjury, I certify that:

                                           (1) I am a U.S. person (including a U.S. resident alien);

                                           (2) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

                                           (3) I am not subject to backup withholding because:

                                                (a) I am exempt from backup withholding,

                                                (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or

                                                (c) the IRS has notified me that I am no longer subject to backup withholding.

                                           The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                           Certification Instructions--You must cross out item (3) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------------------

                                           Signature of U.S. Person: _________________________________

                                           Date:_________________________

                                           Name:________________________________________________

                                           Address:______________________________________________

                                           City:____________________________State:________ Zip:__________
----------------------------------------------------------------------------------------------------------------------------------

  You must complete the following additional certification if you are awaiting
           (or will soon apply for) a taxpayer identification number.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered, or intend to mail or deliver in the near future, an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office. I understand that 28% of all reportable payments made to me will be withheld if I do not timely provide a correct taxpayer identification number.

Signature:_________________________________________ Date:_______________

         Guidelines for Certification of Taxpayer Identification Number
                             on Substitute Form W-9

Guidelines for determining the proper taxpayer identification number to provide to the payer -- Social Security Numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer Identification Numbers have nine digits separated by one hyphen (i.e., 00-0000000). The table below will help you determine the number to give the tax payer.

                                                                              Give the SOCIAL SECURITY/EIN
For this type of account:                                                      number of--

 1.  An individual's account                                                  The individual

 2.  Two or more individuals                                                  The actual owner of the account
     (joint account)                                                          or, if combined funds, the first
                                                                              individual on the account(1)

 3.  Custodian account of a minor (Uniform Gift to Minors Act)                The minor(2)

 4.                                                                           The grantor--trustee(1)
      a. The usual revocable savings trust account (grantor
         is also trustee)

                                                                              The actual owner(1)
      b. So-called trust account that is not a legal or valid
         trust under state law

 5.  Sole proprietorship or single-member limited liability company ("LLC")   The owner(3)
     that is disregarded as separate from its member

 6.  Sole proprietorship or single-member LLC that is disregarded as          The owner(3)
     separate from its owner

 7.  Partnership or multiple member LLC that has not elected to be taxed as   The partnership or LLC
     a corporation

 8.  Corporation or LLC that has elected to be taxed as a corporation         The corporation or LLC

 9.  A broker or registered nominee                                           The broker or nominee

10.  A valid trust, estate or pension trust                                  The legal entity(4)

11.  Association, club, religious, charitable, educational organization or   The organization
     other tax-exempt organization

12.  Account with the Department of Agriculture in the name of a public      The public entity
     entity (such as a state or local government, school district, or prison) that receives agricultural program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).
(4) List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

      If no name is circled when there is more than one name, the number will be considered that of the first name listed.

         Guidelines for Certification of Taxpayer Identification Number
                             on Substitute Form W-9

Obtaining a Number

      If you do not have a taxpayer identification number ("TIN") or if you do not know your number, obtain Form SS-5 (Application for Social Security Card) or Form SS-4 (Application for Employer Identification Number) at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. In addition, you must check the box marked "Awaiting TIN" in Part 2 of Substitute Form W-9 and sign and date the "Certification of Awaiting Taxpayer Identification Number" at the bottom of the form. If you do not timely provide a TIN, a portion of all reportable payments made to you will be withheld.

      Section references in these guidelines refer to sections under the U.S. Internal Revenue Code of 1986, as amended.

      Payees specifically exempted from backup withholding include:

      o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

      o The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

      o An international organization or any agency or instrumentality thereof.

      o A foreign government or any political subdivision, agency or instrumentality thereof.

      Payees that may be exempt from backup withholding include:

      o     A corporation.

      o     A financial institution.

      o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

      o     A real estate investment trust.

      o     A common trust fund operated by a bank under Section 584(a).

      o An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

      o A middleman known in the investment community as a nominee or custodian.

      o A futures commission merchant registered with the Commodity Futures Trading Commission.

      o     A foreign central bank of issue.

      o A trust exempt from tax under Section 664 or a non-exempt trust described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include:

      o     Payments to nonresident aliens subject to withholding under Section
            1441.

      o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

      o Payments of patronage dividends where the amount received is not paid in money.

      o     Payments made by certain foreign organizations.

      o     Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include:

      o Payments of interest on obligations issued by individuals, unless such payments equal $600 or more and are paid in the course of the payer's trade or business and the payee does not provide its correct taxpayer identification number to the payer.

      o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

      o     Payments described in Section 6049(b)(5) to nonresident aliens.

      o     Payments on tax-free covenant bonds under Section 1451.

      o     Payments made by certain foreign organizations.

      o     Mortgage or student loan interest paid to you.

      EXEMPT PAYEES DESCRIBED ABOVE SHOULD COMPLETE AND RETURN SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Exempt payees should furnish their TIN, check the box labeled "Exempt" in Part 2 and sign and date the form. If you are a foreign person, you must submit the appropriate IRS Form W-8 signed under penalty of perjury attesting to foreign status. Such forms may be obtained from the Depositary or at www.irs.gov.

      Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

      Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carryout their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

      (1) Penalty for Failure to Furnish TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      (2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

      (3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

      (4) Misuse of TINs. -- If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

For Additional Information Contact Your Tax Advisor or the IRS.

                     The Information Agent for the Offer is:

                                [LOGO] Georgeson

                           17 State Street, 10th Floor
                               New York, NY 10004
                     Banks and Brokers Call: (212) 440-9800
                    All Others Call Toll Free: (888) 605-7560

                      The Dealer Manager for the Offer is:

                    [LOGO] SANDLER 0'NEILL + PARTNERS, L.P.

                           919 Third Avenue, 6th Floor
                               New York, NY 10022
                                 (800) 635-6851
                            Attention: Syndicate Desk